Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 4 Dated January 6, 2016
To Prospectus Dated July 24, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T, dated July 24, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund 2016 T upon request.
DECREASE IN PUBLIC OFFERING PRICE
On January 5, 2016, we decreased our public offering price from $9.55 per share to $9.25 per share. The decrease in the public offering price will be effective as of our January 7, 2016 weekly closing and first applied to subscriptions received in good order from December 30, 2015 through January 5, 2016. In accordance with our share pricing policy, our board of trustees determined that a reduction in the public offering price per share was warranted following a decline in our net asset value per share below 97.5% of the public offering price, net of sales load, as stated in the prospectus. As a result of the decrease in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.53 per share and $8.72 per share, respectively.
DISTRIBUTIONS
We have decreased our public offering price on January 5, 2016 from $9.55 per share to $9.25 per share, and we will maintain the amount of weekly cash distributions payable to shareholders of $0.01286 per share resulting in an annualized distribution rate of 7.23% (based on the $9.25 per share public offering price).